Filed pursuant to Rule 497(a)
File No. 333-235356
Rule 482ad
Priority Income Fund and Prospect Capital Management Announce
Strategic Platform Relationship with +SUBSCRIBE®

New York, New York, October 19, 2022 – Priority Income Fund, Inc. (“Priority Income Fund” or the “Fund”) and Prospect Capital Management, L.P. (“Prospect Capital”) today announced a strategic platform relationship with +SUBSCRIBE®, a leading order management and electronic subscription document platform for the alternative investments industry.

Priority Income Fund, which has raised over $1.0 billion in cumulative capital (including commitments under the Fund’s credit facility), focuses on providing investors with current income and long-term capital appreciation by investing in broad pools of senior secured loans made primarily to U.S. companies.

Through September 30, 2022, the Fund has declared 34 quarterly bonus distributions in addition to 107 consecutive monthly base distributions, resulting in a total annualized distribution rate for I shares of 11.6%, based on a current class I offering price of $11.55 per common share.

“We are pleased to collaborate with +SUBSCRIBE®, providing our investors and key relationships a state-of-the-art technology platform through which we can deliver a high level of service for onboarding, electronic subscriptions, and order workflows.” said Grier Eliasek, President and Chief Executive Officer of the Fund. “This strategic collaboration represents an important milestone for Priority Income Fund in leveraging technology to make the fund even more easily accessible to investors and key relationships.”

Priority Income Fund has joined the +SUBSCRIBE® platform with the goal of providing investors, registered investment advisors, broker-dealers, private wealth systems, and institutions with an innovative digital experience for investor onboarding, electronic subscription documents, and integrated transaction workflows with Fund service providers. The +SUBSCRIBE® platform provides the alternative investment industry’s leading order management system for alternative product transactions. The platform includes reusable universal investor profiles, eSubDocs, a digital offering automating the Fund subscription process, centralized order workflow, and data integration with key stakeholders – all delivered through an open-architecture, API-based, and inter-operating system.

“We are thrilled to work with the professionals at Prospect Capital as they take this innovative step toward automating workflows for investors allocating capital to Prospect-managed investment solutions,” said Rafay Farooqui, Founder and Chief Executive Officer of +SUBSCRIBE®.

About Priority Income Fund

Priority Income Fund, Inc. is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Fund is managed by Priority Senior Secured Income Management, LLC, which is led by a team of investment professionals from the investment and operations team of Prospect Capital Management L.P. For more information, visit priorityincomefund.com.

About Prospect Capital Management L.P.

Prospect is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 30-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect, together with its affiliates, has $8.6 billion of assets under management as of June 30, 2022. For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.

About +SUBSCRIBE®

+SUBSCRIBE® is a provider of enterprise software solutions for allocators, sponsors, and service providers that enable the digital transformation of the alternative investments industry. The company is the leading order management system and electronic subscription document technology for alternative product transactions. For additional information on how +SUBSCRIBE® is Powering Alternative Investments®, visit www.subscribeplatform.com and follow the company on LinkedIn and Twitter.